UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

KKR & CO. INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34820	88-1203639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards
New York, NY 10001
Telephone: (212) 750-8300
(Address, zip code, and telephone number, including
area code, of registrant’s principal executive office.)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.00% Series C Mandatory Convertible Preferred Stock	KKR PR C	New York Stock Exchange
4.625% Subordinated Notes due 2061 of KKR Group Finance Co. IX LLC	KKRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On May 3, 2023, KKR & Co. Inc. (together with its subsidiaries, “KKR”) posted a presentation on its website for KKR common stockholders and analysts titled “Impact of the Adoption of New Insurance Accounting Standard & Other Changes to Certain Non-GAAP Measures.” The presentation is accessible at the Investor Center for KKR & Co. Inc. at https://ir.kkr.com/events-presentations/.  From time to time, KKR uses its website as a channel of distribution of financial and other important information about the company.

KKR is providing the presentation to show the impact of adopting the Financial Accounting Standard Board’s Accounting Standards Update 2018-12, which provides guidance for targeted improvements to the accounting for insurance and reinsurance companies that issue long-duration contracts such as life insurance and annuities (referred to hereafter as “LDTI”). As described in the presentation, as a result of the LDTI changes, KKR is recasting certain of its financial results on an unaudited basis contained in the presentation to reflect the adoption of LDTI for the following periods: full year of 2021 and for the quarters in, and full year of, 2022.  In conjunction with the adoption of LDTI, KKR re-evaluated the manner by which it manages and assesses the performance of its Insurance business and, as further described in the presentation, beginning with its results for the first quarter of 2023, KKR expects to make changes to certain non-GAAP measures to exclude certain impacts of LDTI and to begin to report Insurance segment operating earnings on a pre-tax basis.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: May 3, 2023	By: /s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary